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                                                                Exhibit 10.19

English Translation Of

LEAN MANAGEMENT

AMENDMENT TO THE SERVICES AGREEMENT NR._001/98 - VERSION 3

DATE: JANUARY, 31, 2002

By this private instrument, LEAN MANAGEMENT CONSULTORIA EMPRESARIAL S/C LTDA., with headquarters at Rua Joao Pires de Araujo, 200, sala 01, Centro, in the city of Juquitiba, State of Sao Paulo, enrolled with federal taxpayers' registry (CGC/MF) under # 02.474.502/0001-95, herein represented by Mr. Eduardo Renner de Castilho, quotaholder, hereinafter simply referred to as CONTRACTED PARTY, and AUTOCAM DO BRASIL USINAGEM LTDA., with headquarters at Avenida Romualdo de Souza Brito, 2.060, in the city of Pinhal, State of Sao Paulo, enrolled with federal taxpayers' registry (CGC/MF) under # 00.025.160/0001-95, with branches in the city of Campinas, State of Sao Paulo, at Rua Estacio de Sa # 1.042, enrolled with federal taxpayers' registry (CGC/MF) under # 00.025.160/0002-76 and in the city of Boituva, State of Sao Paulo, at Rodovia de Acesso Boituva Porto Feliz, km 12, enrolled with federal taxpayers' registry (CGC/MF) under # 00.025.160/0003-57, herein represented by Ms. Leila Teresinha Gozzi, Administrative Manager, hereinafter simply referred to as CONTRACTING PARTY, resolve, in consideration to their mutual covenants, the following:

    - Article 5 is hereby amended to withdraw Mr. Luiz Fernandes Aparecido Goncalves from the team.

    -    Article 11 is hereby amended in order to:

             - withdraw Mr. Luiz Fernandes Aparecido Goncalves from the employees' chart;

             - change the monthly amount due to the advisor Mr. Caetano Roberto Ferraiolo to R$ 11.317,58 (eleven thousand, three hundred and seventeen reais, fifty eight cents).

    - Article 12 is hereby amended in connection with the readjustment of the amount due to advisor Mr. Caetano Roberto Ferraiolo, whose amounts shall now be readjusted every month according to the IGPM index (Brazilian General Index of Market Prices) or at any other periodicity agreed upon by the CONTRACTING PARTY.

In view of the amendments above, the parties agree to consolidate the content of this agreement, which shall read as follows:

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LEAN MANAGEMENT

AMENDMENT TO THE SERVICES AGREEMENT NR._001/98 - VERSION 3

DATE: JANUARY, 31, 2002

                                    CLAUSE I
                                     OBJECT

Article 1. The object of this agreement is the rendering of Advisory Services in the Operational Management of AUTOCAM DO BRASIL industrial plants, which may, or not, be executed within its premises.

                                    CLAUSE II
                       TERM FOR THE RENDERING OF SERVICES

Article 2. The services shall be rendered from January 1, 1998 for an indeterminate term. Both parties may terminate the agreement by giving prior 90-days written notice to the other party.

                                   CLAUSE III
                     ACCESS, OCCUPATIONAL HEALTH AND SAFETY

Article 3. The CONTRACTING PARTY guarantees to the CONTRACTED PARTY the access to its premises, as well as the access to all information regarding the rendering of services described in this agreement.

Article 4. During the execution of the services, the CONTRACTED PARTY's employees shall observe the Safety Guidelines and the demeanor prescribed by AUTOCAM DO BRASIL, the CONTRACTED PARTY being entirely responsible for any accident or incident that may occur due to non-compliance of the above referred Rules.

                                    CLAUSE IV
                                  PROJECT TEAM

Article 5. The partner in charge of the project, on behalf of the CONTRACTED PARTY, shall be Mr. Eduardo Renner de Castilho. Mr. Caetano Roberto Ferraiolo shall also be part of the team and shall carry out the managerial advisory tasks in the Boituva unit and in the Departments of Engineering and Thermic Treatment, respectively.

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LEAN MANAGEMENT

AMENDMENT TO THE SERVICES AGREEMENT NR._001/98 - VERSION 3

DATE: JANUARY, 31, 2002

                                    CLAUSE V
                                 CONFIDENTIALITY

Article 6. All confidential information possibly transmitted to the CONTRACTED PARTY shall be treated with maximum confidentiality for an indeterminate term, according to the ethical standards that guide the parties' professional conduct. Documents from AUTOCAM DO BRASIL provided, temporarily, for the CONTRACTED PARTY, shall be controlled and tracked by specific procedures and restricted access. All documents originated from this project shall be considered as property of AUTOCAM DO BRASIL and shall not be used by the CONTRACTED PARTY without prior authorization from the CONTRACTING PARTY.

Article 7. Both parties, by themselves and on behalf of their representatives, herein undertake to inform their employees on the conduct to be observed concerning the confidentiality provisions.

                                    CLAUSE VI
                           SOCIAL SECURITY OBLIGATIONS

Article 8. The CONTRACTED PARTY is solely responsible for any and all labor and social security obligations as well as any other legal obligation concerning the advisors, quotaholders, and/or subcontracted parties.

                                   CLAUSE VII
                           JOINT AND SEVERAL LIABILITY

Article 9. This agreement shall remain in full force and effect regardless of the parties being subject to any merger, amalgamation, spin-off or any kind of corporate restructuring, provided that such party gives immediate notice of any such events to the other party, and informs any actual or potential successors of the existence of this agreement and its amendments, if any, so as to maintain the compliance of all its terms and conditions.

                                   CLAUSE VIII
                          ADMINISTRATIVE RESPONSIBILITY

Article 10. Any of the quotaholders and/or employees of the CONTRACTED PARTY may undertake obligations usually inherent to management, as long as necessary legal documents for such purpose are granted by the CONTRACTING PARTY.

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LEAN MANAGEMENT

AMENDMENT TO THE SERVICES AGREEMENT NR._001/98 - VERSION 3

DATE: JANUARY, 31, 2002

                                    CLAUSE IX
                                     PAYMENT

Article 11. The monthly price of the advisory services rendered by each advisor of the CONTRACTED PARTY shall be as follows:

EDUARDO RENNER DE CASTILHO - US$ 22,916.67 (twenty two thousand, nine hundred and sixteen dollars and sixty seven cents) - (US$ 275,000 per year)

CAETANO ROBERTO FERRAIOLO - R$ 11.317,58 (eleven thousand, three hundred and seventeen reais and fifty eight cents)

Article 12. The amounts due to each advisor shall be readjusted every month according to the IGPM index (Brazilian General Index of Market Prices) or at any other periodicity agreed upon by the CONTRACTING PARTY, exception made to Mr. Eduardo Renner de Castilho whose amount is fixed in US commercial dollars.

                                    CLAUSE X
                                      VENUE

Article 13. Any disputes arising under this agreement shall be settled before the courts of the City of Campinas, State of Sao Paulo, to the exclusion of all other courts, however privileged they may be.

In witness whereof, the parties have executed this Agreement in three counterparts of identical form and content, in the presence of the 2 (two) witnesses below.

Campinas, January 31, 2002

AUTOCAM DO BRASIL USINAGEM LTDA.
Name of the legal representative: LEILA TERESINHA GOZZI
ADMINISTRATIVE MANAGER

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LEAN MANAGEMENT

AMENDMENT TO THE SERVICES AGREEMENT NR._001/98 - VERSION 3

DATE: JANUARY, 31, 2002

LEAN MANAGEMENT CONSULTORIA GERENCIAL LTDA.(1)
Name of the legal representative: EDUARDO RENNER DE CASTILHO
QUOTAHOLDER

WITNESSES:

1 - Illegible Signature
Name: illegible name
RG: 16123480-x

2 - Illegible Signature
Name: Illegible name
RG: 28.022.639-1

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(1) Please notice that the Contracted Party's name is LEAN MANAGEMENT
CONSULTORIA EMPRESARIAL S/C LTDA., and not LEAN MANAGEMENT CONSULTORIA GERENCIAL LTDA.